MASTER CREDIT FACILITY AGREEMENT DATED: DECEMBER 27, 2018 6502991 V5 (78055.00001.000)

MASTER CREDIT FACILITY AGREEMENT THIS MASTER CREDIT FACILITY AGREEMENT is made and entered into as of December 27, 2018 (the "Effective Date") by East West Bank, a California state-chartered bank having an address at 9090 Katy Freeway, 3rd Floor, Houston, Texas 77024 ("Lender"), and Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Partnership"), Hartman Spectrum, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Spectrum"), Hartman 11211, LLC, Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman 11211"; and Hartman Spectrum, Hartman 11211 and Hartman Partnership are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), and Hartman vREIT XXI, a Maryland corporation, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Guarantor"; and Borrowers and Guarantor are collectively referred to herein as the "Loan Parties", and each sometimes individually referred to as a "Loan Party") RECITALS: A. The Loan Parties have requested that Lender to enter into this Agreement to make a $20,000,000 credit facility available (i) to Borrowers to purchase two Initial Properties (as hereinafter defined), (ii) to Additional Borrowers (as hereinafter defined) to purchase or re- finance additional tracts of land approved by Lender (the use of the Loan funds as set forth in (i) and (ii) immediately preceding are hereinafter referred to as "Acquisition/Refinance Purposes") and (iii) make funds available to the parties described in (i) and (ii) immediately preceding for future Operational Purposes (as hereinafter defined), all as described in this Agreement. Lender is willing to make such credit facility available to Borrower upon and subject to the provisions, terms, and conditions hereinafter set forth. B. Subject to and upon the terms and conditions of this Agreement, Lender has agreed to lend to Borrowers the amounts herein described for the purposes set forth below. AGREEMENT NOW, THEREFORE, in consideration of the premises, the covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows: 1 6502991 V5 (78055.00001.000)

ARTICLE ONE DEFINITIONS AND USE OF TERMS 1.1 Definitions. As used in this Agreement, all exhibits and schedules hereto and in any note, certificate, report or other Loan Documents made or delivered pursuant to this Agreement, the following terms will have the meanings given such terms in Article One. "Acquisition/Refinance Purposes" is defined in the Recitals paragraph of this Agreement. "Additional Borrowers" means one or more special purpose entities which (i) own and will own no other assets of any kind other than such Additional Borrower's Prospective Property, (ii) are direct wholly owned subsidiaries of Hartman Partnership and indirect subsidiaries of Guarantor, (iii) together with the Loan Parties will submit an Application for Advance for approval as a borrower under this Loan (iv) Lender has approved such party as a new additional borrower under the Loan, Note and Loan Documents and has approved the Prospective Property such party wishes to purchase or re-finance as collateral for the Loan and (iv) at or prior to the Advance of Loan funds to such party, has executed and delivered to Lender the Joinder Agreement and other Closing Deliveries regarding the Loan, the Note, the Loan Documents and the Prospective Property required by Lender. "Advance" means a disbursement by Lender, whether by journal entry, deposit to Borrowers or an Additional Borrower's account, check to third party or otherwise of any of the proceeds of the Loan, any insurance proceeds or any protective advance made under Section 8 of a Deed of Trust or any other Loan Document. "Agreement" means this Master Credit Facility Agreement, as the same may from time to time be amended, supplemented, replaced or restated. "Application for Advance" means that certain package of documents, materials and information listed on Exhibit A below together with such other information supporting such Application for Advance as requested by Lender. "Borrowers" means the Persons identified as such in the introductory paragraph hereof as Borrowers, and each of their successors and assigns. "Borrower's Equity" means an amount, in the form of cash or other assets approval by Lender, which equals at least fifty percent (50%) of the lesser of the Prospective Property's appraised fair market value or the Purchase Price of the Prospective Property. Borrower's Equity is not a requirement in the case of an Operation Draw Request for an Operational Purpose. "Breach" is defined in Section 2.5(b). 2 6502991 V5 (78055.00001.000)

"Business Day" means a day other than a Saturday, Sunday or a day on which banks in the State of Texas are authorized to be closed. Unless otherwise provided, the term "days" means calendar days. "Closing Deliveries" is defined in Section 2.6. "Closing Statement" means a buyer/borrower closing statement for a Prospective Property issued by the Title Company issuing to Lender the Title Policy for such Property upon purchase or re-finance by the Additional Borrower approved by Lender, and which closing statement shall be executed by such Additional Borrower as the purchaser or re-financing borrower of the Prospective Property, show the final Purchase Price or re-finance amount of the Prospective Property and all of the Additional Borrower's closing costs for the Prospective Property, and shall otherwise be in form and substance acceptable to Lender in Lender's sole discretion. "Committed Sum" is defined in Section 2.1. "Deeds of Trust" means the Initial Deeds of Trust and any deed of trust encumbering a Mortgaged Property to secure all or any portion of the Loan, executed and delivered to Lender by any Borrower or Additional Borrower, and which Additional Borrower deed of trust has been approved by Lender to allow an Advance hereunder for the purchase or re-finance of such Prospective Property. "Disposition" means any sale, conveyance, transfer, trade, or other disposition of (a) a Mortgaged Property or any portion thereof or (b) any direct or indirect ownership interest in a Loan Party or Additional Borrower (other than sales of stock or other ownership interest for Hartman Partnership or Guarantor purchased pursuant to a valid registration statement filed and made effective with the Securities and Exchange Commission or otherwise sold pursuant to a valid exemption from registration requirements, such interest not to exceed twenty percent (20%) in the aggregate of the entire stock or ownership interest in any such entity in any single transaction or series of transactions occurring within any twelve (12) month period) without the prior written consent of Lender. "Effective Date" means the date set forth in the introductory paragraph hereof. "Default" has the meaning set forth in Article Six hereof. "Financial Statements" means all balance sheets, income statements, statements of profit and loss, statements of cash flow, statements of sources and uses of funds, and other financial data, statements and reports (whether of Borrowers, Additional Borrowers, any Guarantor, or any other Person or otherwise) which are required to, have been, or may from time to time hereafter, be furnished to Lender, for the purposes of, or in connection with, an Application for Advance, any Deeds of Trust or this Agreement. 3 6502991 V5 (78055.00001.000)

"Guarantor" means the Person identified as such in the introductory paragraph hereof as Guarantor, and each of its successors and assigns together with any Person who from time to time guarantees the payment or performance of all or any part of the Loan. "Guaranty" means each guaranty agreement executed by a Guarantor, including, but not limited to the Initial Guaranty described in Section 2.3(f), guaranteeing all or any portion of the Loan, as such may be amended, restated, supplemented or otherwise modified from time to time. "ICR" is defined in the Note, except that when the definition of ICR is applied to a Prospective Property its terms shall apply to such Prospective Property and the owners thereof immediately prior to the acquisition or refinance. "Initial Deeds of Trust" is defined in Section 2.3(d). "Initial Properties" is defined in Section 2.3. "Joinder Agreement" means an agreement in form and substance as set forth on Exhibit F attached hereto and made part hereof where an Additional Borrower joins and becomes a borrower under the Loan, the Note, this Agreement and all other Loan Documents. "Lender" means East West Bank, a California state-chartered bank and its successors and assigns, whether or not such successor and/or assign is a financial institution. "Lien" means any valid and enforceable interest in any property, whether real, personal or mixed, securing an indebtedness, obligation or liability owed to or claimed by any Person other than the owner of such property, whether such indebtedness is based on the common law or any statute, ordinance or contract and including, but not limited to, liens created by or pursuant to a security interest, pledge, mortgage, assignment, conditional sale, trust receipt, lease, consignment or bailment for security purposes. "Loan" means the collective reference to all Advances made by Lender to Borrowers or Additional Borrowers pursuant to the Note or this Agreement together with any other sums advanced by Lender under any of the other Loan Documents, including but not limited to any Deed of Trust. This Loan is a revolving loan and, subject to the terms of this Agreement, all principal amounts repaid prior to the Maturity Date may be re-borrowed until the Maturity Date when all principal, all accrued and unpaid interest and other sums owing under any of the Loan Documents shall be due and payable. "Loan Documents" means this Agreement, the Note, each Deed of Trust, each Guaranty, and any other agreements, instruments and documents evidencing, securing, guaranteeing or pertaining to the Loan as shall from time to time be executed and delivered to Lender by any Loan Party or any Additional Borrower or any other party pursuant to this Agreement, including, without limitation, each Application for Advance, any future amendments hereto, or restatements hereof, or pursuant to the terms of any of the other loan documents, together with any and all 4 6502991 V5 (78055.00001.000)

renewals, extensions, and restatements of, and amendments and modifications to, any such agreements, documents, and instruments. "Maximum Lawful Rate" means the maximum non-usurious rate of interest (or, if the context so requires, an amount calculated at such rate) which Lender is allowed to contract for, charge, take, reserve, or receive in this transaction under applicable federal or state (whichever is higher) law from time to time in effect after taking into account, to the extent required by applicable federal or state (whichever is higher) law from time to time in effect, any and all relevant payments or charges under the Loan Documents. "Maximum Property Advance Amount" means the lesser of: (x) fifty percent (50%) of the Purchase Price of a Prospective Property as shown on the both the Purchase Contract and the Closing Statement for such Prospective Property, approved by Lender in Lender's sole discretion, for such Prospective Property; or (y) fifty percent (50%) of the appraised value of such Prospective Property as shown on the MAI appraisal for such Prospective Property delivered by Borrowers and Additional Borrowers to Lender and approved by Lender in Lender's sole discretion or (z) the then current Remaining Committed Sum; provided, however, for an Application for Advance for a refinance of a Prospective Property and not an acquisition of a Prospective Property, sub-clause (x) shall not be included in the calculation as there is no Purchase Contract. "Mortgaged Property" means a Property which is then currently encumbered by the Lien of a Deed of Trust in favor of Lender securing the Loan and which Deed of Trust has been filed of record in the appropriate real property records of the county in which such Property is located. The Initial Properties are part of the Mortgaged Properties. "Obligated Party" means the Borrowers, each Additional Borrower, each Guarantor and any other Person who is or becomes party to or makes any agreement, instrument or document that guarantees or secures payment and performance of any of the Loan. "Operational Draw Request" is defined in Section 2.5(b). "Operational Purposes" is defined in Section 2.5(a). "Permitted Encumbrances" means the exceptions to title for a Mortgaged Property as defined and permitted for that particular Mortgaged Property under the Deed of Trust which encumbers that particular Mortgaged Property, it being agreed by Borrowers and each Additional Borrower that a Permitted Encumbrance allowed under one Deed of Trust is not a Permitted Encumbrance allowed for different Deed of Trust unless such different Deed of Trust specifically allows such Permitted Encumbrance. "Person" means any individual, firm, corporation, limited liability company, association, partnership, joint venture, trust, other entity, unincorporated organization or governmental authority. 5 6502991 V5 (78055.00001.000)

"Property" means a tract of land located in the State of Texas, constituting its own separate tax lot, together with all of the improvements and all other property, both real and personal, located on, under and above the land. "Prospective Property" means (i) a Property that an Additional Borrower desires to purchase with a portion of the purchase funds advanced under the Note pursuant to terms of this Agreement, or (ii) a Property that an Additional Borrower wholly owns and desires to re-finance with a portion of such re-finance funds advanced under the Note pursuant to terms of this Agreement, and (iii) in both cases, the Loan Parties and such Additional Borrower has submitted to Lender an Application for Advance regarding such Prospective Property for Lender's review and approval, in Lender's sole discretion, pursuant to the terms of this Agreement together with all materials and other requirements required for an Application for Advance. "Prospective Property Closing Date" means the later of actual calendar day that (a) a Prospective Property is purchased or re-financed by an Additional Borrower, which must be no earlier than thirty (30) days nor no later than ninety (90) days after Lender receives the Application for Advance for such Prospective Property, unless an earlier or later date is approved in writing by Lender, in Lender's sole discretion and (b) the deed and Deed of Trust for such Prospective Property is filed of record in the real property records of the county in which the Prospective Property is located. "Purchase Contract" means a purchase and sale contract for a Prospective Property entered into or assumed by an Additional Borrower and delivered to Lender as part of an Application for Advance for such Prospective Property. "Purchase Price" means the purchase price under a Purchase Contract to be paid by an Additional Borrower for the Prospective Property covered by such Purchase Contract. "Request for Advance" means a written Request for Advance for Acquisition/Refinance Purposes in form and substance as set forth on Exhibit E attached hereto and made part hereof, , executed delivered by Borrower, each Guarantor and each Subsidiary to Lender. "Remaining Committed Sum" means an amount equal to the Committed Sum less (a) the then current unpaid principal balance under the Note, this Loan Agreement, any Deed of Trust or any other Loan Document and (b) any amount requested by Borrowers or Additional Borrowers for an Acquisition/Refinance Purpose or an Operational Purpose and Lender has approved to advance pursuant to the terms of this Loan Agreement but has not yet funded. "Submission Date" means the date the Loan Parties and any Additional Borrowers submit to Lender either an Operation Draw Request for Operational Purposes or a Request for Advance for an Acquisition/Refinance Purposes. "Survey" means an ALTA/ACSM "Class A" Land Title survey (or its Texas equivalent)of the Land of a Prospective Property consisting of a plat and field notes, prepared by 6 6502991 V5 (78055.00001.000)

a licensed surveyor acceptable to Lender and the applicable Title Company which survey shall: (a) reflect the actual dimensions of the Prospective Property, the gross and net area of the Prospective Property, the location of any easements, rights-of-way, setback lines, encroachments or overlaps thereof or thereover and the outside boundary lines of any improvements located thereon; (b) identify by recording reference any easements, setback lines, adjacent streets or right of ways or other matters referred to in the title commitment for the Prospective Property issued by the applicable Title Company; (c) include the surveyor's registration number and seal and the date of the Survey; (d) include a surveyor's certificate acceptable to Lender within its reasonable discretion; (e) reflect that the Prospective Property has access to and from a publicly dedicated street, roadway or highway; (f) be sufficient to cause the applicable Title Company to delete the "survey exception" in Schedule B of the Title Policy to the extent permitted by the rules of the State Board of Insurance; and (g) reflect the area, including the boundaries thereof, within the Prospective Property that has been designated by the Federal Insurance Administration, the Army Corps of Engineers or any other Governmental Authority as being subject to special or increased flood hazards. The Survey must also contain the certification set forth on Exhibit B from the surveyor. "Title Company" means a title company acceptable to Lender and acting as the escrow agent under the Purchase Contract and issuer of the Title Policy for a Prospective Property. "Title Policy" means a TLTA mortgagee loan policy (or policies) of title insurance, and any reinsurance agreement (or agreements) insuring title on a Mortgaged Property issued by the Title Company acting as escrow agent under the Purchase Contract or a refinancing for such Mortgaged Property in accordance with the requirements of Exhibit C. "UCC" means the Uniform Commercial Code of the State of Texas or Delaware or other applicable jurisdiction where a Borrower or an Additional Borrower is formed or incorporated, as such code may be amended and in effect from time to time. ARTICLE TWO COMMITMENT TO LEND; ADVANCES 2.1 Commitment to Lend. Subject to and upon the terms, covenants, and conditions hereof, Lender hereby agrees to lend to Borrowers and Additional Borrowers approved by Lender an aggregate sum up to but not in excess of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) (the "Committed Sum"); provided, however, Borrowers and Additional Borrowers have, for all Advances for Acquisition/Refinance Purposes, contributed Borrower's Equity to the purchase or re-finance of each Prospective Property prior to or simultaneously with the Advance of Loan funds under this Agreement to purchase or re-finance such Prospective Property. Lender may, in Lender's sole discretion, disburse Loan proceeds directly to third parties, including, but not limited to, Title Companies, to pay a portion of the Purchase Price or refinance loan amount of such Prospective Property together with other costs or expenses required to be paid by Borrowers or Additional Borrowers pursuant to this Agreement. All disbursements of Loan proceeds directly by Lender to third parties, including, 7 6502991 V5 (78055.00001.000)

but not limited to, Title Companies, to pay costs or expenses required to be paid by Borrowers or Additional Borrowers pursuant to this Agreement, shall constitute Advances to Borrower. 2.2 Interest and Repayment. Interest shall accrue on the Loan at the rate specified in the Note, shall be computed on the unpaid principal balance thereof which exists from time to time and shall be computed with respect to each Advance only from the date of the Advance. Repayment of the Loan is governed by the terms of the Note and other Loan Documents. 2.3 Funding the Initial Advance on the date of this Agreement. Prior to the date of this Agreement, Borrowers submitted to Lender Financial Statements, due diligence materials and other items listed on Exhibit A in their Applications for Advance covering the purchase of (i) an office building located at 613 Northwest Loop 410 located in San Antonio, Texas 78216 (the "San Antonio Property"), and (ii) an office building located at 11211 Katy Freeway located in Houston, Texas 77079 (the "Houston Property"; and the San Antonio Property and the Houston Property are collectively referred to as the "Initial Properties" and sometimes each individually is referred to as an "Initial Property"). Lender approved the Applications for Advance and on the date hereof the Loan Parties have originally executed and delivered the following to Lender or its counsel: (a) This Agreement; (b) Revolving Promissory Note in the original principal amount of $20,000,000.00 executed by the Borrowers and payable to the order of Lender; (c) Deed of Trust, Assignment of Rents and Security Agreement executed by Hartman 11211, as grantor, to Charles E. Aster, as trustee, for the benefit of Lender encumbering the Houston Property (the "11211 DOT"); (d) Deed of Trust, Assignment of Rents and Security Agreement executed by Hartman Spectrum, as grantor, to Charles E. Aster, as trustee, for the benefit of Lender encumbering the San Antonio Property (the "Spectrum DOT"; and together with the 11211 DOT collectively referred to herein as the "Initial Deeds of Trust"); (e) Environmental Indemnity Agreement executed by the Loan Parties for the benefit of Lender (the "Initial EIA"); (f) Guaranty executed by Guarantor in favor of Lender (the "Initial Guaranty"); 8 6502991 V5 (78055.00001.000)

(g) Affidavit of Lou Fox regarding the Loan Parties and Initial Properties (the "Initial Affidavit"); (h) UCC-1 Financing Statements authorized by Hartman Spectrum and Hartman 11211, as debtors, to Lender, as secured party; and (i) Unanimous consents, resolutions and certificates of officers for each Loan Party and Hartman Income REIT Management, Inc., a Texas corporation ("Manager"), which Manager is the limited liability company manager for both Hartman Spectrum and Hartman 11211 pursuant to their separate operating agreements (collectively, the "Initial Consents and Officer's Certificates"). The documents listed in subclauses (a)-(i) immediately preceding are hereinafter referred to as the "Initial Loan Documents" and the Loan Parties agree that the Initial Loan Documents are part of and also contained within the meaning of the defined term "Loan Documents". 2.4 Procedures for to obtain Advances of the Remaining Committed Sum. (a) The Loan Parties and Lender acknowledge that the Note is a revolving promissory note and, pursuant to the terms of the Note, the amount of the Remaining Committed Sum which has not been Advanced may (i) increase as Advances are made under the Note and (ii) decrease as principal payments (including, but not limited to, principal payments made under the partial release provisions of Article Seven of this Agreement) are received by Lender from Borrowers or Additional Borrowers. (b) The Loan Parties and Lender agree that no Advances under the Loan may be requested by Borrowers or Additional Borrowers for purposes other than Operation Purposes and/or Acquisition/Refinance Purposes. 2.5 Conditions to each Advance for an Operational PurposeBorrowers and Additional Borrowers may, pursuant to the terms of the Note, apply for Advances of the Remaining Committed Sum for the purpose of funding (i) operational needs for the Initial Properties, (ii) operational needs for additional Properties which, subject and pursuant to the terms of this Agreement, become Mortgaged Properties, and (iii) general corporate purposes of the Borrowers and Additional Borrowers (the purposes in sub-clauses (i) through (iii) immediately above being herein referred to collectively as, "Operational Purposes"). (b) Provided (i) there is no Default then existing, (ii) there is no breach then existing by any Loan Party under the Note, this Agreement, any Deed of Trust or any other Loan Document for which a cure period is allowed under any of the Loan Documents but such breach has not yet been cured by Borrowers or Additional Borrowers (a "Breach"), (ii) the then current ICR for all of the Mortgaged Properties does not then exceed 1.50 and the drawing of the requested Advance or re-advance under the Note will not cause the ICR to exceed 1.50; (iv) 9 6502991 V5 (78055.00001.000)

each of the Loan Parties and Additional Borrowers executes and delivers to Lender a letter requesting an Advance or re-advance under the Note in the form of Exhibit D attached hereto and made part hereof (an "Operational Draw Request"), (v) the amount requested by Borrowers and Additional Borrowers for an Advance or re-advance when added to the unpaid principal balance of the Note then outstanding does not exceed the Committed Sum in the aggregate, and (vi) the liens and security interests of the Deeds of Trust and other Loan Documents encumbering the Mortgaged Properties have not been released or terminated for any reason, except as permitted under Article Seven of this Agreement, Borrowers and Additional may request advances and, in accordance with the provisions of the Note, make payments from time to time. The unpaid balance of the Note shall increase and decrease with each new Advance or payment thereunder, as the case may be. The Note shall not be deemed terminated or canceled prior to the date of its maturity, although the entire principal balance thereof may from time to time be paid in full. (c) Each Advance under this Section 2.5 shall be deemed to be a representation and warranty by the Borrowers and Additional Borrowers to Lender that the conditions specified in this Section 2.5 have been satisfied on or prior to the date of the applicable Advance 2.6 Conditions to each Advance for an Acquisition/Refinance Purpose. Borrowers and Additional Borrowers may, in addition to Advances for Operational Purposes, apply for Advances of the Remaining Committed Sum for Acquisition/Refinance Purposes. As conditions precedent to Lender funding any Advance to the Borrowers and Additional Borrowers for an Acquisition/Refinance Purpose, in addition to all other requirements herein, the Loan Parties and the Additional Borrower which desires to purchase or re-finance a Prospective Property must, for each Prospective Property, deliver to Lender: (i) no later than thirty (30) days prior and no longer than 90 days prior to the scheduled Prospective Property Closing Date for a Prospective Property, an Application for Advance which must (A) satisfy the following below listed requirements of this Section 2.6 and (B) contain all of the items listed in Exhibit A attached hereto and made part hereof, including, but not limited to a Request for Advance for Acquisition/Refinance Purpose in the form of Exhibit E attached hereto and made part hereof for all purposes, each of which items must be in form and substance acceptable to Lender, in Lender's sole discretion; and (ii) on or prior to the Closing Date, all of the documents, items and materials listed in Exhibit B attached hereto and made part hereof for all purposes (the "Closing Deliveries"). All conditions precedent to the obligation of Lender to make any Advances for an Acquisition/Refinance Purpose are imposed solely for the benefit of Lender. The following are additional conditions to each Advance for an Acquisition/Refinance Purpose which Lender, at Lender's option, may waive any of the following or elect not to require any of the following: (a) No Advance for a Prospective Property for an Acquisition/Refinance Purpose shall be made if the Prospective Property, on the Submission Date, has an ICR of more than 1.50 for the twelve (12) month period immediately preceding the Submission Date; (b) No Advance for a Prospective Property for an Acquisition/Refinance Purpose shall be made: (i) for more than the Maximum Property Advance Amount for the Prospective Property which is the subject of the Application for Advance submitted to Lender 10 6502991 V5 (78055.00001.000)

by Borrowers and Additional Borrowers: or (ii) if, on the Prospective Property Closing Date, the amount of such requested Advance, when added to the outstanding principal balance of the Note on Prospective Property Closing Date will cause the outstanding principal balance of the Note to exceed the Committed Sum. (c) The funding of an Advance for an Acquisition/Refinance Purpose shall only occur on the applicable Prospective Property Closing Date. (d) There shall then exist no Default under any Loan Document, including, but not limited to, the Initial Loan Documents, nor shall there have occurred any event which with the giving of notice or the lapse of time, or both, could become a Default; (e) The representations and warranties made in this Agreement and in each Loan Document, including, but not limited to, the Initial Loan Documents, shall be true and correct: (i) on and as of the date on which such representation was made under such Loan Documents, on the date the Application for Advance is submitted to Lender and on the date of each Advance, and such submission of an Application for Advance by the Loan Parties shall constitute the representation and warranty by Loan Parties that such representations and warranties are true and correct at such times as to the Loan Parties; (ii) regarding each new Additional Borrower on the date the Application for Advance is submitted to Lender by such new Additional Borrower and on the date of each Advance, and such submission of an Application for Advance by such Additional Borrower shall constitute the representation and warranty by such Additional Borrower that such representations and warranties are true and correct at such times as to such Additional Borrower. (f) Such Application for Advance submitted by Borrowers and Additional Borrowers to Lender must be (a) actually received by Lender at Lender's office address set forth in the introductory paragraph of this Agreement or by Lender's attorneys at such attorneys' office and (b) Lender and its attorneys have reviewed and approved such Application for Advance, including, but not limited those items listed on Exhibit A attached hereto; (g) Lender and its attorneys have (i) received from Borrowers and Additional Borrowers on or prior to the scheduled Prospective Property Closing Date all of the Closing Deliveries, originally executed by the Loan Parties and Additional Borrowers as applicable, at such parties' sole cost and expense and (ii) reviewed and approved such Closing Deliveries, including, but not limited those items listed on Exhibit B attached hereto; 11 6502991 V5 (78055.00001.000)

(h) Borrowers and Additional Borrowers have contributed Borrower's Equity to the purchase or re-finance of the Prospective Property for which such Advance is sought prior to or simultaneously with the Advance of Loan funds under this Agreement to purchase or re-finance such Prospective Property; (i) All proceeds of previous Advances shall have been spent or used only for the Operational Purposes, as set forth in the Operational Draw Request, or Acquisition/Refinance Purposes as set forth in the Applications for Advance for the applicable Prospective Property. (j) The physical condition of the Prospective Property, the status of title of the Prospective Property, the appraised fair market value of the Prospective Property and all other physical, legal, financial and other due diligence of any kind regarding the Prospective Property, including, but not limited to all of the items listed on Exhibits A and B attached hereto, reviewed by Lender or its attorneys must be acceptable to Lender in its sole discretion. Each Advance under this Section 2.6 shall be deemed to be a representation and warranty by the Borrowers and Additional Borrowers to Lender that the conditions specified in this Section 2.6 have been satisfied on or prior to the date of the applicable Advance. 2.7 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrowers and Additional Borrowers to satisfy such condition precedent to be a Default. Lender shall have no obligation to make any Advance or part thereof during the existence of any Default or during the occurrence of any event which with the giving of notice or the lapse of time, or both, could become a Default, but shall have the right and option to do so; provided that if Lender elects to make any such Advance, no such Advance shall be deemed to be either a waiver of the right to demand payment of the Loan, or any part thereof, or an obligation to make any other Advance. 12 6502991 V5 (78055.00001.000)

ARTICLE THREE OPERATING ACCOUNTS Borrowers and Additional Borrowers covenant and agree with Lender that, so long as any amount of the Loan or any obligation of Lender to make any Advances under this Agreement, the Note or any other Loan Documents still remains outstanding, to induce Lender to establish the interest rates provided for in the Note, and if and to the extent permitted by applicable laws, Borrowers and all Additional Borrowers shall use and maintain Lender as its principal depository, including for the maintenance of business, cash management, operating and administrative deposit accounts. For all sums due and payable under the Loan, Lender shall have the right of setoff against any and all sums contained in any such account. ARTICLE FOUR NEGATIVE COVENANTS 4.1 No Disposition or Subordinate Lien Instruments. Borrowers and all Additional Borrowers will not: (a) cause or allow, other than as permitted under Article Seven below, a Disposition to occur without obtaining Lender's prior written consent to the Disposition. (b) Borrowers and all Additional Borrowers will not create, place or permit to be created or placed or through any act or failure to act, acquiesce in the placing of, or allow to remain any Lien regardless of whether such Lien is expressly subordinate to the liens or security interests of the Loan Documents with respect to a Mortgaged Property or any part thereof, other than Permitted Encumbrances shown and listed in the Title Policy for such Mortgaged Property. (c) Borrowers and all Additional Borrowers will not create, place or permit to be created, or placed or through any act or failure to act, acquiesce in the placing of, or allow to remain, any subordinate financing secured by any limited liability company interests, partnership interests, stock or shareholder interest in Borrowers or any Additional Borrowers, including, without limitation, a pledge or similar encumbrance of the direct or indirect ownership interest in any Borrowers or any Additional Borrowers. (d) Borrowers and all Additional Borrowers will not enter into any other title encumbrance of any nature whatsoever against all or any portion of a Mortgaged Property absent obtaining the prior written consent of Lender including, without limitation, any restrictive covenants, condominium declaration, plat, zoning or use restriction, easement or license; provided, however, such consent will not be required for any utility easement granted by Borrowers or any Additional Borrowers to any utility company for an utility easement which runs along the edges of a Mortgaged Property and does not run under any building. 13 6502991 V5 (78055.00001.000)

ARTICLE FIVE DEFAULT The term "Default," as used herein and in the other Loan Documents, shall mean and include the occurrence of any one or more of the following events listed in Sections 5.1 (a)-(c) below: 5.1 Subject to the "PROVIDED HOWEVER" clause set forth below, upon: (a) any Loan Party's or Additional Borrower's breach of any representation, warranty, covenant or agreement of any Loan Party or Additional Borrower under this Agreement, the Note, any Deed of Trust (notwithstanding any provision contained in any Loan Document to the contrary, for the purposes of this Section 5.1, if, at any time prior to the Loan being paid in full and Lender having no further obligations to fund any further Advances under this Agreement or the Note there then exists no current effective Deed of Trust encumbering a Mortgaged Property, the representations, warranties, covenants and agreements concerning the Loan Parties (and not a particular Property) contained in the Initial Deeds of Trust shall be deemed to still survive and be effective against such Loan Parties until the Loan is paid in full and Lender has no further obligations to fund any further Advances under this Agreement or the Note (e.g., a failure of the Loan Parties to comply with their covenant to provide annual reports described in Paragraph 10 of the Initial Deeds of Trust or a breach by any of the Loan Parties of Paragraph 18 (insolvency) in the Initial Deeds of Trust), or any other Loan Document, including but not limited to, the covenants to pay when due any sums owing under the Note, this Agreement, the Deeds of Trust or any other Loan Document within ten (10) days after such sums shall fall due (such ten day period applying only to covenants to pay monetary sums due under any of the Loan Documents); or (b) a material adverse change occurs in any Loan Party's or Additional Borrower's financial condition or business which causes Lender, in Lender's commercially reasonable opinion, to believe that the prospect of (A) the payment of the indebtedness evidenced by the Note or any other sum secured by the Loan Documents, or (B) the performance of any Loan Party's or Additional Borrower's other obligations under any of the Loan Documents is materially and adversely impaired; or (c) the occurrence of any breach or default by Borrowers or any Additional Borrowers under any REA (as defined in a Deed of Trust) which could cause a termination of any REAs or the rights of any Borrowers or Additional Borrowers under any REA or the amendment, termination or surrender of any REA without Lender's prior written consent. Upon Default, Lender at Lender's option may (i) declare all unpaid principal and interest under the Note together with all other sums owing by any of the Borrowers, Additional Borrowers or the Guarantor under any of the Loan Documents to be immediately due and payable without further demand, (ii) terminate all obligations of Lender to make further Advances under this Agreement and the Note and (iii) may invoke the power of sale and any other remedies 14 6502991 V5 (78055.00001.000)

permitted by applicable law or provided herein or in any of the Deeds of Trust or any of the other Loan Documents; PROVIDED, HOWEVER, (1) if such breach of any representation, covenant or agreement is other than (x) a breach of any representation, covenant or agreement contained in Paragraphs 2, 4, 5, 7(a)-(x), 18, 19 or 37 of any Deed of Trust or (y) a breach of any Loan Party's or Additional Borrower's obligation to pay money in accordance with the terms of the Note, this Agreement, any of the Deeds of Trust or any other Loan Document, such breach shall NOT constitute a Default unless Lender has provided written notice to the Loan Parties and then current Additional Borrowers describing such breach and the Loan Parties and then current Additional Borrowers have not cured such breach to Lender's sole satisfaction within thirty (30) days after the date of such written notice from Lender or within such longer period of time, not to exceed an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if the Loan Parties or then current Additional Borrowers have commenced such cure within such initial thirty (30) day period and are diligently and with continuity of effort pursing such cure, and (2) during any such cure period provided in subclause (1) immediately preceding, until such breach is cured to Lender's sole satisfaction, Borrowers shall not be permitted to draw any Advance or re-Advance under the Note, this Agreement or any other Loan Document. The Loan Parties and all Additional Borrowers acknowledge (x) that the power of sale herein granted may be exercised by Lender without prior judicial hearing and (y) that Lender may exercise other remedies under other Loan Documents in addition to the remedies under the Note, this Agreement, any of the Deeds of Trust and any other Loan Document and all such remedies shall be cumulative and not exclusive. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports. ARTICLE SIX CERTAIN RIGHTS AND REMEDIES OF LENDER 6.1 Rights Upon Default. If any Default shall occur and be continuing or upon the final maturity of the Note, Lender may, without notice, terminate its commitment to Advance and declare the Loan and all sums owing under the Note, this Agreement, any of the Deeds of Trust or any other Loan Document or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties and Additional Borrowers; provided, however, that upon the occurrence of an of Default under Paragraphs 18 or 19 of any Deed of Trust, Lender's commitment to Advance shall automatically terminate, and the Loan and all sums owing under the Note, this Agreement, any of the Deeds of Trust or any other Loan Document or any part thereof shall become immediately due and payable without notice, demand, presentment, notice 15 6502991 V5 (78055.00001.000)

of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties and all Additional Borrowers. If any Default shall occur and be continuing, Lender may exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise. ARTICLE SEVEN PARTIAL RELEASES 7.1 Upon consummation of the sale of a Mortgaged Property (but not a sale of only a portion of a Mortgaged Property), the Borrower or Additional Borrower which owns the Mortgaged Property (the "Selling Borrower") shall be entitled to a partial release of the Lien of the Deed of Trust (the "Release DOT") encumbering for such Mortgaged Property covered by such sale (a "Release Tract") upon and subject to the following terms and conditions: 7.2 At least thirty (30) but not more than ninety (90) days prior to the date of any requested partial release, the Selling Borrower shall deliver to Lender (i) a written request ("Selling Borrower's Release Request") identifying the Release Tract to be sold, the closing date of the sale of the Release Tract (the "Release Date"), and the Release Price (as hereinafter defined) for the Release Tract to be paid by Selling Borrower to Lender on the Note, (ii) a fully executed copy of the contract of sale covering the Release Tract (the "Sales Contract") and (iii) the remaining Borrowers and Additional Borrowers shall deliver to Lender a written certificate certifying to Lender that the remaining Mortgaged Properties not being released per the Selling Borrowers' Release Request and which are to remain under the Lien of the Deeds of Trust not being released (the "Remaining Tracts") will have, in the aggregate, immediately following the Release Date, an aggregate ICR of 1.50 or greater. 7.3 On the Release Date which Selling Borrower has requested the release of the Release Tract to occur, Selling Borrower shall pay to the Lender in immediately available United States funds by federal funds wire transfer (at the same wire address Borrowers and Additional Borrowers make payments under the Note or at any other wire address pursuant to written wire instructions provided by Lender): (x) the Lender's Release Costs (as hereinafter defined), plus (y) the Release Price, which amounts in clauses (x) and (y) above will first be applied against the against Lender's Release Cost and then against the unpaid principal amount of the Note. The "Release Price" for a Release Tract shall equal as per any given Release Date, the greater of (1) the gross sales price for the Release Tract as shown on the Sales Contract and confirmed by the Closing Statement (as defined below), less customary reasonable closing costs not to exceed eight percent (8%) of the gross sales price for the Release Tract as shown on the Sales Contract and confirmed by the Closing Statement and (2) the following amounts for each Property as follows: Name of Property and Street Address Release Price 16 6502991 V5 (78055.00001.000)

Hartman Spectrum $ 613 Northwest Loop 410 San Antonio, Texas 78216 Hartman 11211 $2,550,000.00 11211 Katy Freeway Houston, Texas 77079 Borrower will confirm the Release Price by delivering a copy of the fully executed closing statement for the sale of such Release Tract (the "Closing Statement") to Lender simultaneously with the closing of the sale of the Release Tract and the payment of the Release Price. 7.4 Notwithstanding anything contained to the contrary in Sections 7.2 or 7.3 above, in the event that at the time a Selling Borrowers' Release Request is received by Lender or on the Release Date on which the release is to occur (i) there then exists a Default under any Loan Document, including, but not limited to, the Initial Loan Documents (as defined in Section 2.3), or if there has occurred any event which with the giving of notice or the lapse of time, or both, could become a Default hereunder or under any of the other Loan Documents or (ii) the Borrowers and Additional Borrowers, as a result of such partial release, will not have, in the aggregate, an ICR of 1.50 or greater on the Remaining Tracts immediately following such release, then Selling Borrower shall not be entitled to receive a release of a Release Tract. 7.5 Selling Borrower, together with the Release Price, shall simultaneously pay to Lender, Lender's cost of preparing the partial release and any out-of-pocket expenses of Lender (including, but not limited to, reasonable attorney's fees and costs) in connection with any partial release of a Release Tract(s) (collectively, "Lender's Release Costs"). Such partial release shall be held by a title company or closing attorney acceptable to Lender, in Lender's sole discretion, in escrow to be delivered to Selling Borrower only upon payment to Lender, in accordance with the provisions of this Article Seven, of the Release Price and the Lender's Release Costs. ARTICLE EIGHT MISCELLANEOUS 8.1 Notices. If no Deed of Trust is then in effect encumbering a Mortgaged Property, then unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed or delivered, to the address specified for notices on the signature page below or to such other address as shall be designated by such party in a notice to the other parties. All such other notices and other communications shall be deemed to have been given or made upon the earliest to occur of (a) actual receipt by the intended recipient, or (b) (i) if delivered by hand or courier, when signed for by the designated recipient, (ii) if delivered by mail, upon deposit in the mail, postage prepaid, and (iii) if delivered by an overnight nationally recognized courier, such as FedEx or UPS, upon deposit, postage prepaid, with such courier. Electronic mail and internet websites may be used only to distribute routine 17 6502991 V5 (78055.00001.000)

communications, such as Financial Statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose. A notice may be sent by a party's attorney on such party's behalf. 8.2 Guarantor as Agent for Borrower . Borrowers and Additional Borrowers hereby irrevocably appoint Guarantor as the borrowing agent and attorney-in-fact for the Borrowers and Additional Borrowers (the “Administrative Borrower”), which appointment shall remain in full force and effect unless and until Lender shall have received prior written notice signed by Borrowers and Additional Borrowers that such appointment has been revoked and a Borrower or Additional Borrower has been appointed Administrative Borrower. Borrowers and Additional Borrowers hereby irrevocably appoint and authorize the Administrative Borrower (i) to provide Lender with all notices with respect to Loan obtained for the benefit of Borrowers and Additional Borrowers and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loan and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement; provided, however, all Requests for Advance and Operational Draw Requests must be executed by all of the parties shown on their respective exhibits attached hereto. Borrowers and Additional Borrowers hereby jointly and severally agrees to indemnify and hold Lender harmless against any and all liability, expense, loss or claim of damage or injury, made against Lender by any Borrower or Additional Borrower or Guarantor or any third party whatsoever, arising from or incurred by reason of (a) Lender’s reliance on any instructions from the Administrative Borrower, or (b) any other action taken by Lender hereunder or under the other Loan Documents. 8.3 Maximum Interest. It is expressly stipulated and agreed to be the intent of Borrowers and Additional Borrowers and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the indebtedness evidenced by the Note or any other Loan Document (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (a) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrowers and Additional Borrowers and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (b) contracted for, charged, taken, reserved or received by reason of Lender's exercise of the option to accelerate the maturity of the Note and/or any and all indebtedness paid or payable by Borrowers and Additional Borrowers to Lender pursuant to any Loan Document other than the Note, or (c) Borrowers or Additional Borrowers will have paid or Lender will have received by reason of any prepayment by Borrowers and Additional Borrowers of the Note, then it is Borrowers and Additional Borrowers' and Lender's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of 18 6502991 V5 (78055.00001.000)

the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Note has been paid in full before the end of the stated term of the Note, then Borrowers and Additional Borrowers and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrowers and Additional Borrowers and/or credit such excess interest against the Note then owing by Borrowers and Additional Borrowers to Lender. Borrowers and Additional Borrowers hereby agree that as a condition precedent to any claim or counterclaim (in which event such proceeding shall be abated for such time period) seeking usury penalties against Lender, Borrowers and Additional Borrowers will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrowers and Additional Borrowers or crediting such excess interest against the Note to which the alleged violation relates. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by the Note shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Note (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Note does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code which regulates certain revolving credit loan accounts and revolving triparty accounts apply to the Note. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. 8.4 Invalid Provisions. If any provision of any of the Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, the appropriate Loan Document shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be effected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. 8.5 Entirety and Amendments. This instrument embodies the entire agreement between the parties relating to the subject matter hereof (except documents, agreements and instruments delivered or to be delivered in accordance with the express terms hereof), supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by the Loan Parties and Additional Borrowers and Lender and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof. 19 6502991 V5 (78055.00001.000)

8.6 Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. 8.7 Parties Bound. This Agreement shall be binding upon and inure to the benefit of Loan Parties and Additional Borrowers, Lender and their respective successors and assigns; provided that Loan Parties and Additional Borrowers may not, without the prior written consent of Lender, assign any of its rights, duties, or obligations hereunder. No term or provision of this Agreement shall inure to the benefit of any Person other than the Loan Parties and Additional Borrowers and Lender and their respective successors and assigns; consequently, no Person other than Loan Parties and Additional Borrowers and Lender and their respective successors and assigns, shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Loan Parties and Additional Borrowers or Lender to perform, observe, or comply with any such term or provision. 8.8 Lender's Consent or Approval. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of judgment of Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Lender, and (b) deemed to have been given only by a specific writing intended for that purpose and executed by Lender. Each provision for consent, approval, inspection, review, or verification by Lender is for Lender's own purposes and benefit only. 8.9 Sale of Loan and Participations. Lender may, from time to time and without notice to Loan Parties or Additional Borrowers, sell or offer to sell the Loan, or interests therein, to one or more assignees or participants and Lender is hereby authorized to disseminate and disclose any information (whether or not confidential or proprietary in nature) Lender now has or may hereafter obtain pertaining to Loan Parties and Additional Borrowers, any other Obligated Party, the Loan or the Loan Documents (including, without limitation, any credit or other information regarding Loan Parties and Additional Borrowers, any of its principals, or any other person or entity liable, directly or indirectly, for any part of the Loan, to (a) any assignee or participant or any prospective assignee or prospective participant, (b) any regulatory body having jurisdiction over Lender or the Loan, and (c) any other persons or entities as may be necessary or appropriate in Lender's reasonable judgment). Lender, as a courtesy to Loan Parties and Additional Borrowers, will endeavor to notify Loan Parties and Additional Borrowers of any such assignees or participants, or prospective assignees or participants, to which Lender disseminates any of the information described above. 8.10 Loan Agreement Governs. In the event of any conflict between the terms of this Agreement and any terms of any other Loan Document, the terms of this Agreement shall govern. All of the Loan Documents are by this reference incorporated into this Agreement. 8.11 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE LOAN PARTIES AND ADDITIONAL BORROWERS HEREBY 20 6502991 V5 (78055.00001.000)

IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. 8.12 GOVERNING LAW; PLACE OF PERFORMANCE. THE LOAN DOCUMENTS ARE BEING EXECUTED AND DELIVERED, AND ARE INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE LAWS OF SUCH STATE AND OF THE UNITED STATES SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE LOAN DOCUMENTS, VENUE OF ANY LITIGATION INVOLVING THIS AGREEMENT OR ANY LOAN DOCUMENT SHALL BE MAINTAINED IN AN APPROPRIATE STATE OR FEDERAL COURT LOCATED IN DALLAS COUNTY, TEXAS OR HARRIS COUNTY, TEXAS, TO THE EXCLUSION OF ALL OTHER VENUES. 8.13 WAIVER OF CONSEQUENTIAL, PUNITIVE AND SPECULATIVE DAMAGES. THE LOAN PARTIES AND ADDITIONAL BORROWERS AND LENDER AGREE THAT, IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, EACH MUTUALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECULATIVE DAMAGES. [Balance of Page Intentionally Left Blank. Signature Pages Follow.] 21 6502991 V5 (78055.00001.000)

BANK: EAST WEST BANK, a California state-chartered bank By: Name: Esau Liu Title: S <1-f? Address for Notices: 9090 Katy Freeway, 3rd Floor Houston, Texas 77024 Attn: Mr. Esau Liu Facsimile No.: -------- EWB MASTER CREDIT FACILITY AGREEMENT [SIGNATURE PAGE] 6502991 (78055.00001000)

EXHIBIT A APPLICATION FOR ADVANCE FOR ACQUISITION/REFINANCE PURPOSE Request for Advance signed by all Loan Parties and the Additional Borrower desiring to purchase a Prospective Property. A copy of the Purchase Contract for the Prospective Property together with all amendments thereto (this requirement will not be necessary for a refinance of a Prospective Property and not an acquisition of a Prospective Property). Financial Statements regarding the new Additional Borrower and updated Financial Statements regarding the Loan Parties, which Financial Statements will use the same form as previously submitted by the Loan Parties at the origination of the Loan. Evidence reasonably satisfactory to Lender that the Prospective Property, on the Submission Date, has an ICR of 1.50 or more for the twelve (12) months immediately preceding the Submission Date. A copy of the organizational documents for the new Additional Borrower (e.g., articles of formation, limited liability operating agreements, articles of incorporation, by-laws, etc.) Current bankruptcy, federal tax lien and judgment searches and searches of all UCC records in the County where a Prospective Property is located and an Additional Borrower is formed or incorporated, demonstrating the absence of adverse claims. An appraisal of the Prospective Property by a qualified MAI appraiser approved by Lender, in form, scope and substance satisfactory to Lender, showing the fair market value of the Prospective Property. An inspection of and acceptable report on the buildings and other improvements located on such Prospective Property in form and substance and by an engineer acceptable to Lender in Lender's sole discretion, at Borrowers' and Additional Borrowers' sole cost and expense. Satisfactory evidence of the compliance of the Prospective Property with The Americans with Disabilities Act of 1990, as amended, similar state laws, and any regulations promulgated pursuant thereto, as amended. An environmental report prepared at Borrowers' and Additional Borrowers' expense by a qualified environmental consultant approved by Lender, dated not more than three months prior to the Prospective Property Closing Date and addressed to Lender (or subject to separate letter agreement permitting Lender to rely on such environmental report), which report shall, at a EXHIBIT A 6502991 v5 (78055.00001.000)

minimum, (A) demonstrate the absence of any existing or potential hazardous material contamination or violations of environmental laws at, on, under or above the Prospective Property, except as acceptable to Lender in its sole and absolute discretion, (B) include the results of all sampling or monitoring to confirm the extent of existing or potential hazardous material contamination at the Prospective Property, including the results of leak detection tests for each underground storage tank located at the Prospective Property, if any, (C) describe response actions appropriate to remedy any existing or potential hazardous material contamination, and report the estimated cost of any such appropriate response, (D) confirm that any prior removal of hazardous material or underground storage tanks from the Prospective Property was completed in accordance with applicable Laws, and (E) confirm whether or not the Prospective Property is located in a wetlands district. A title commitment for a Title Policy covering the Prospective Property together with legible copies of all exceptions to title listed in such commitment. Such title commitment must be in a form that will result in a Title Policy in the amount of the Advance by Lender to purchase or refinance the Prospective Property and meeting the requirements on Exhibit C attached hereto being delivered to Lender on the Prospective Property Closing Date. A Survey, bearing a date not earlier than 30 days prior to the Prospective Property Closing Date and which must contain the following certification to Lender from the surveyor of the Survey: "I hereby certify to East West Bank, its successors and assigns, [Additional Borrower] and [name of Title Company] that: (a) the survey prepared by me entitled "[_________]" (i) meets the Minimum Standard Detail Requirements (including, but not limited to, items 1, 2, 3, 4, 5, 6, 7(a), 7(b)(1), 7(c), 8, 9, 11, 13, 14, 16, 17, 18 and 19 of Table "A" thereof) and the Accuracy Standards for ALTA/ACSM Land Title Surveys as adopted by the American Land Title Association, the National Society of Professional Surveyors, and the American Congress on Surveying and Mapping and in effect on the date of the Survey; (b) said property described hereinabove has access to and from a public roadway and (c) that the plat hereon is a true, correct and accurate representation of (i) the property described hereinabove, and (ii) the exceptions to title listed in the Commitment for Title Insurance issued by ______________________________ (their file No. _______________________)." Certificate of Occupancy and all other permits required by applicable law with respect to the use, ownership, or operation of the Prospective Property. Satisfactory evidence that all zoning ordinances or restrictive covenants affecting the Prospective Property permit the present and intended uses of the Prospective a Mortgaged and have been and will be complied with. Satisfactory evidence (by way of utility letters or otherwise shown on the Survey) establishing to the satisfaction of Lender that the Prospective Property has adequate water supply, storm and sanitary sewerage facilities, telephone, gas, electricity, fire and police protection. EXHIBIT A 6502991 v5 (78055.00001.000)

Satisfactory evidence (this may be evidenced on the Survey) that all of the streets providing access to the Prospective Property have been either dedicated to public use or established by private easement, duly recorded in the records of the county in which the Prospective Property is located, and have been fully installed and accepted by the appropriate governmental authority, that all costs and expenses of the installation and acceptance thereof have been paid in full and that there are no restrictions on the use and enjoyment of such streets that adversely affect, limit or impair the applicable Additional Borrower's ability to operate the Prospective Property for the purposes and in the manner represented to Lender. True, correct and complete copies of all tenant and other space leases encumbering any portion of the Prospective Property on the Prospective Property Closing Date together with a copy of the form of lease which the applicable Additional Borrower intends to utilize in connection with the leasing of space in the Prospective Property. Copies of any leasing, management and development agreements entered into or to be entered into by applicable Additional Borrower in connection with the proposed operation of the Prospect Property. EXHIBIT A 6502991 v5 (78055.00001.000)

EXHIBIT B CLOSING DELIVERIES The following documents, items and materials are hereinafter collectively referred to as the "Closing Deliveries": A Joinder Agreement executed by the new Additional Borrower that is purchasing the Prospective Property and all Loan Parties and all then existing Additional Borrowers. A Deed of Trust encumbering the Prospective Property, in the same form as the Initial Deeds of Trust, executed, notarized and delivered by the Additional Borrower purchasing the Prospective Property and Hartman Partnership. An environmental indemnity agreement executed by the new Additional Borrower that is purchasing the Prospective, Hartman Partnership and Guarantor by for the benefit of Lender, which agreement will be in the same form as the Initial EIA; A Closing Affidavit executed by a senior officer of the Additional Borrower that is purchasing the Prospective Property. All other Loan Documents applicable to a Prospective Property reasonably requested by Lender. Borrowers and Additional Borrowers shall provide to Lender evidence which is reasonably satisfactory to Lender that the Additional Borrower that is purchasing a Prospective has contributed Borrower's Equity toward acquisition of the Prospective Property. Subordination, Non-Disturbance, and Attornment Agreements from each tenant under each lease for such Prospective Property that has previously been requested by Lender. Casualty, Commercial Liability and other Insurance Policies, certificates and binders insuring the Prospective Property and Additional Borrower that is purchasing the Prospective Property, meeting the same requirements as set forth in Section 5 of the Initial Deed of Trust. The Survey for the Prospective Property, which has been previously reviewed and approved by Lender's attorneys prior to the Prospective Property Closing Date. The Title Policy, in the amount of the Advance by Lender to purchase or refinance the Prospective Property insuring the Prospective Property, which has been previously reviewed and approved by Lender's attorneys prior to the Prospective Property Closing Date. EXHIBIT B 6502991 v5 (78055.00001.000)

A copy of the Closing Statement for the Prospective Property executed by both the seller and the Additional Borrower purchaser of the Prospective Property. A certificate of incumbency, in a form acceptable to Lender, of all agents of the entity who will be authorized to execute any of the Loan Documents on behalf of the Loan Parties and the applicable Additional Borrower, dated the Closing Date, and in a form acceptable to Lender. A copy of resolutions of the Loan Parties and the applicable Additional Borrower that is a corporation, limited liability company, partnership or other entity, approving and authorizing the Loan Documents and the transactions contemplated by this Agreement, duly adopted by the governing body of each such entity, accompanied by a certificate of an authorized representative of each such entity, dated the Prospective Property Closing Date, that such copy is a true and correct copy of resolutions duly adopted at a meeting of the governing body of each such entity and that such resolutions have not been amended or revoked in any respect and are in full force and effect as of the Prospective Property Closing Date. Such other satisfactory evidence as Lender shall require that all necessary action on the part the Loan Parties and the applicable Additional Borrower has been taken with respect to the execution and delivery of the Closing Deliveries and the consummation of the transactions contemplated hereby so that this Agreement will be valid and binding upon the Loan Parties and the applicable Additional Borrower. UCC-1 Financing Statements with respect to the security interests granted in the Loan Documents, together with evidence of the priority of the respective security interests perfected thereby. The Additional Borrower hereby irrevocably authorizes Lender at any time and from time to time to prepare and file one or more financing statements regarding the Prospective Property, including any personal property in connection therewith and or such Additional Borrower, together with all uniform commercial code UCC-3 continuation statements that may, from time to time, be necessary to be filed of record to keep such financing statements from terminating. Payment by wire transfer to Lender and Lender's attorneys of (i) any third party costs incurred by Lender such as report or search costs, (ii) all legal fees and expenses of Lender's attorneys in the review of the Application for Advance and materials contained therein, the preparation and negotiation of all closing documents and the closing of the Advance, and (iii) the payment of all document recording fees and third party fees such as Title Policy premiums, Survey costs, etc. Legal opinion letters from the counsel for the Loan Parties and Additional Borrowers in form and substance acceptable to Lender and Lender's counsel covering the Loan Parties and Additional Borrowers and the enforceability of each the documents listed above in this Exhibit B and any other new Loan Document being delivered on such Prospective Property Closing Date, including, but not limited to, any Joinder Agreement, Deed of Trust, amend to this Agreement being executed and delivered on such Prospective Property Closing Date. EXHIBIT B 6502991 v5 (78055.00001.000)

Such other materials, documents, papers or requirements regarding the Prospective Property, any Loan Parties and Additional Borrowers or lease as Lender shall reasonably request. EXHIBIT B 6502991 v5 (78055.00001.000)

EXHIBIT C TITLE POLICY REQUIREMENTS The Additional Borrower that is purchasing the Prospective Property shall deliver to Lender, at such Additional Borrower's expense, for Texas property, a Texas loan policy of title insurance (Form T-2), acceptable to Lender and Lender's counsel. The Title Policy shall (a) show "East West Bank, a California state-chartered bank" as the insured mortgagee, (b) insure the Lien of the Deed of Trust to encumber the Prospective Property as a first lien against such Property in the full amount of the Advance by Lender, (c) delete the exception for matters which a current survey would show, and all "standard" exceptions which can be deleted, to the fullest extent authorized under applicable title insurance rules and such Additional Borrower shall satisfy all requirements therefor, (d) contain (i) no exception for standby fees or real estate taxes other than standby fees and real estate taxes for the year in which the Prospective Property Closing Date occurs to the extent the same are not then due and payable in which case the same shall be endorsed "not yet due and payable" and (ii) no exception for subsequent assessments for prior years, (e) provide full coverage against mechanic's liens to the extent authorized by applicable title insurance rules and such Additional Borrower shall satisfy all requirements therefor, (f) contain only such exceptions (regardless of rank or priority) Lender approves, and such Additional Borrower shall cause to be delivered to Lender true, complete and fully legible copies of all recorded instruments shown as exceptions, including the subdivision plat (if any) and any restrictive covenants, (g) insure that no restrictive covenants shown in the Title Policy have been violated, and that no violation of the restrictions will result in a reversion or forfeiture of title, (h) insure that the lands shown in the required Survey are one and the same as the lands encumbered by such Deed of Trust, and that all recorded easements and other exceptions locatable on the ground are located as shown on the Survey, (i) insure that indefeasible or marketable (as coverage is available) fee simple title to the Prospective Property is vested in such Additional Borrower, (j) contain such endorsements Lender requires and are available under applicable title insurance rules and such Additional Borrower shall satisfy all requirements therefor, (k) insure any easements, leasehold estates or other matters appurtenant to or benefiting the Prospective Property as part of the insured estate and not show the same as exceptions, (l) provide the recording information for the UCC financing statement (if any) filed in the real estate records of the county where the Prospective Property is located, (m) insure the zoning of (if permitted by state regulations), and the right of access to, the Prospective Property to the extent authorized under applicable title insurance rules and such Additional Borrower shall satisfy all requirements therefor, and (n) contain provisions acceptable to Lender regarding Advances of Loan funds after the Loan closing (including any Advances for which no title update may be required). The Borrowers and Additional Borrowers shall be solely responsible for satisfying the requirements of the Title Company necessary to allow the Company to issue the Title Policy required by this Agreement. The conditions to Lender's obligation to make the Loan will not be EXHIBIT C 6502991 v5 (78055.00001.000)

satisfied if the Title Policy required hereunder is not, or cannot be, issued, whether caused by such Additional Borrower's failure to satisfy the underwriter's requirements or otherwise. EXHIBIT C 6502991 v5 (78055.00001.000)

EXHIBIT D FORM OF REQUEST FOR ADVANCE FOR OPERATIONAL PURPOSES (LETTERHEAD OF HARTMAN PARTNERSHIP) Date: _____________, ____ East West Bank 9090 Katy Freeway, 3rd Fl. Houston, Texas 77024 Attention: Esau Liu $20,000,000.00 loan (the "Loan") from East West Bank ("Lender") to Hartman Spectrum, LLC ("Hartman Spectrum"), Hartman 11211, LLC ("Hartman 11211"), Hartman vREIT XXI Operating Partnership L.P. ("Hartman Partnership"; and Hartman Spectrum, Hartman 11211 and Hartman Partnership are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), which Loan is guaranteed by Hartman vREIT XXI ("Guarantor"). Ladies and Gentlemen: In accordance with that certain Revolving Promissory Note dated as of December 27, 2018 (the "Note") and that certain Master Credit Facility Agreement dated of even dated therewith executed by Borrowers and Guarantors (the "Loan Agreement"), this letter will serve as the Operational Draw Request of Borrowers requesting the sum of $_____________ under the Note. All capitalized terms used herein, and not otherwise defined herein, have the same meaning as in the Loan Agreement. The requested draw amount (the "Requested Draw Amount") is $__________. Each of the Loan Parties hereby acknowledges that it has no outstanding defenses, claims, counterclaims or offsets against Lender under the Loan Documents. Each of the Loan Parties represents and warrants to Lender as of the date hereof that: (a) each of the representations and warranties of any Loan Party contained in the Loan Documents were true, correct and complete as of the date of the Note and as of the date of any previous EXHIBIT D 6502991 v5 (78055.00001.000)

Advance and continue to be true and correct in all material respects as of the date hereof; (b) the Requested Draw Amount, when added to the principal balance of the Note outstanding on the date hereof does not exceed $20,000,000.00; (c) the funding of the Requested Draw Amount will not cause the ICR for all of the Mortgaged Properties to exceed 1.50; (d) no Default or Breach has occurred and is continuing under the Note, the Instrument or any other Loan Document; and (e) each of the Loan Parties continues to be in compliance in all material respects with all of the other terms, covenants and conditions contained in the Note, the Instrument and the other Loan Documents. Very truly yours, BORROWERS: HARTMAN VREIT XXI OPERATING PARTNERSHIP L.P., a Texas limited partnership By: Hartman vREIT XXI, Inc., a Maryland Corporation its General Partner By: Name: Title: HARTMAN SPECTRUM, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager By: Name: Title: EXHIBIT D 6502991 v5 (78055.00001.000)

HARTMAN 11211, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager By: Name: Title: ADDITIONAL BORROWER: __________________________________ a _____________________________ By: Print Name:_________________________ Title:_______________________________ GUARANTOR: HARTMAN VREIT XXI, INC., a Maryland corporation By: Name: Title: EXHIBIT D 6502991 v5 (78055.00001.000)

EXHIBIT E FORM OF REQUEST FOR ADVANCE FOR ACQUISITION/REFINANCE PURPOSE (LETTERHEAD OF HARTMAN PARTNERSHIP) Date: ____________________________ East West Bank 9090 Katy Freeway, 3rd Floor Houston, Texas 77024 ("Lender") Re: Request for Advance to pay for the acquisition or re-finance of a Prospective Property in accordance with that certain Master Credit Facility Agreement (the "Loan Agreement") dated as of December 27, 2018, by and among by East West Bank ("Lender"), Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership ("Hartman Partnership"), Hartman Spectrum, LLC, a Texas limited liability company ("Hartman Spectrum"), Hartman 11211, LLC, Texas limited liability company ("Hartman 11211"; and Hartman Spectrum , Hartman 11211 and Hartman Partnership are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), and Hartman vREIT XXI, a Maryland corporation ("Guarantor"; and Borrowers and Guarantor are collectively referred to herein as the "Loan Parties", and each sometimes individually referred to as a "Loan Party"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. Ladies and Gentlemen: The Loan Parties and ________________________________, a _________________________ ("Additional Borrower") request an Advance under the Loan Agreement to pay costs incurred in connection with the acquisition or re-finance of a Prospective Property, in the amount of $__________________. The documents, materials and other information required under Exhibit A of the Loan Agreement are submitted with this letter and, among other things, identifies the Prospective Property and provides information about Additional Borrower. If there is any additional information that Lender requires please contact the undersigned. The status of available funds under the Loan Agreement is as follows: Total Committed Sum of Loan $20,000,000.00 EXHIBIT E 1 6502991 v5 (78055.00001.000)

less Advances to date - ($ ) Remaining unadvanced Loan proceeds $ Amount of this certification and Advance $ The Loan Parties and Additional Borrower represent as follows: (a) The amount requested above does not exceed the lesser of (i) fifty percent (50%) of the Prospective Property Purchase Price as shown on the Prospective Property Purchase Contract submitted by the undersigned with this Request for Advance, (ii) or fifty percent (50%) of the fair market appraised value of the Prospective Property as shown in the MAI appraisal submitted by the undersigned with this Request for Advance or (iii) the Remaining Committed Sum. (b) The Prospective Property does not have an ICR of more than 1.50 for the twelve (12) months immediately preceding the date of this Request for Advance. (c) No previous Advance has been made under the Loan Agreement to pay any of the costs for which the Loan Parties and Additional Borrower Requests this Advance. (d) The representations in the Loan Agreement, Deeds of Trust and other Loan Documents are true and correct as of the date this Advance Request is submitted to Lender. (e) No Default has occurred under the Loan Agreement, the Note, any Deed of Trust or any other Loan Document that has not been waived in writing by Lender or cured to the satisfaction of Lender. The undersigned represents that he/she is a duly elected officer of the undersigned and is authorized to make this Request for Advance. Very truly yours, HARTMAN VREIT XXI OPERATING PARTNERSHIP L.P., a Texas limited partnership By: Hartman vREIT XXI, Inc., a Maryland Corporation its General Partner EXHIBIT E 2 6502991 v5 (78055.00001.000)

By: ________________________________ Print Name:______________________ Title:___________________________ HARTMAN SPECTRUM, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager By: Print Name:______________________ Title:___________________________ HARTMAN 11211, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager By: Print Name:______________________ Title:___________________________ HARTMAN vREIT XXI, a Maryland corporation By: Print Name:______________________ Title: _________________________ [ADDITIONAL BORROWER, a ________________] EXHIBIT E 3 6502991 v5 (78055.00001.000)

By: Print Name:______________________ Title:___________________________ EXHIBIT E 4 6502991 v5 (78055.00001.000)

EXHIBIT F JOINDER TO REVOLVING PROMISSORY NOTE AND MASTER CREDIT FACILITYAGREEMENT This JOINDER TO REVOLVING PROMISSORY NOTE AND MASTER CREDIT FACILITY AGREEMENT (this "Agreement"), dated as of _________ __, 20__, is executed by East West Bank, a California state-chartered bank having an address at 9090 Katy Freeway, 3rd Floor, Houston, Texas 77024 ("Lender"), and Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Partnership"), Hartman Spectrum, LLC, a Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman Spectrum"), Hartman 11211, LLC, Texas limited liability company, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Hartman 11211"; and Hartman Spectrum, Hartman 11211 and Hartman Partnership are collectively referred to herein as "Original Borrowers" and each sometimes individually referred to as a "Original Borrower"), Hartman vREIT XXI, a Maryland corporation, having an address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Guarantor"; and Borrowers and Guarantor are collectively referred to herein as the "Loan Parties", and each sometimes individually referred to as a "Loan Party"), and _________________________________, a _________________________________, having an address at _______________________ ("Additional Borrower"). RECITALS: A. The Loan Parties and Lender, on December 27, 2018, entered into that certain Master Credit Facility Agreement (the "Loan Agreement") governing the advance of that certain $20,000,000 loan (the "Loan") evidenced by that certain Revolving Promissory Note (the "Note") dated of even date therewith and executed by the Original Borrowers, and secured by, among other things, those two certain Deeds of Trust, Assignment of Rents and Security Agreements, both dated of even date herewith, one granted by Hartman Spectrum for the benefit of Lender (the "Spectrum DOT") and the other granted by Hartman 11211 for the benefit of Lender (the "11211 DOT"; and the Spectrum DOT and the 11211 DOT are hereinafter collectively referred to as the "Initial Deeds of Trust" and each sometimes individually referred to as an "Initial Deed of Trust"), and the payment and performance of which Loan is guaranteed by Guarantor pursuant to that certain Guaranty executed by Guarantor, dated of even date therewith in favor of Lender. Capitalized terms not otherwise defined herein are being used herein as defined in the Loan Agreement. B. Additional Borrower is this day executing and delivering to Lender together with this Agreement: EXHIBIT F 6785977 v5 (78055.00038.000)

(i) A Deed of Trust, Assignment of Rents and Security Agreement (the "Additional Deed of Trust") in favor of Lender encumbering real property located at _____________________, Texas (the "Additional Property"); (ii) An environmental indemnity agreement in favor of Lender covering the Additional Property (the "Additional EIA"); (iii) Uniform Commercial Code UCC-1 state and county financing statements covering personal property on the Additional Property (the "Additional UCC-1s"); and (iv) Additional agreements, resolutions and certificates in favor or Lender (the "Additional Agreements"; and this Agreement, the Additional Deed of Trust, the Additional EIA, the Additional UCC and the Additional Agreements are hereafter collectively referred to herein as the "Additional Loan Documents"). In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties and Additional Borrower agree as follows: 1. Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Additional Borrower is now and will be deemed to be a Borrower under the Note and Loan Agreement. Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Original Borrowers contained in the Note and Loan Agreement as if it had been an original signatory to the Note and Loan Agreement, including, but not limited to, providing all Financial Statements, reports and other information required of an Original Borrower under the Note, Loan Agreement, the Additional Deed of Trust simultaneously with this Agreement and other Loan Documents 2. Additional Borrower hereby assumes all the obligations of a Borrower under the terms of the Note and Loan Agreement and agrees that Additional Borrower is a Borrower and bound as a Borrower under the terms of the Note and Loan Agreement, as if it had been an original signatory to Note and Loan Agreement. 3. Additional Borrower hereby acknowledges and agrees that the Additional Loan Documents are now part of and included within the Loan Documents. 4. The Loan Parties hereby acknowledge and agree that Additional Borrower is now a Borrower under the Note and Loan Agreement and has assumed all obligations under the Loan Documents. EXHIBIT F 6785977 v5 (78055.00038.000)

5. The Loan Parties hereby acknowledge and agree that the Additional Loan Documents are now part of and included within the Loan Documents. 6. The Loan Parties confirm that, on the date hereof, all representations and warranties contained in the Loan Documents, including, but not limited to, the Initial Deeds of Trust, are true and correct in all material respects. 7. Additional Borrower's address for notices under the Loan Agreement is set forth above in the introductory paragraph of this Agreement. 8. This Agreement shall be deemed to be part of, and a modification to, the Note, the Loan Agreement and all other Loan Documents and shall be governed by all of the terms and provisions of the Loan Agreement, as applicable, with respect to the modifications intended to be made to each such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid, binding and enforcable agreements of Additional Borrower. Wherever in the Note, Loan Agreement or any other Loan Document, the term "Borrower" or any similar description is used such term shall henceforth include Additional Borrower. Additional Borrower hereby waives notice of the Lender's acceptance of this Agreement. Additional Borrower will deliver an executed original of this Agreement to the Lender. 9. Guarantor, in its capacity as guarantor of the Loan pursuant to the Guaranty, hereby joins in the execution of this Agreement to confirm and ratify the Guaranty and all of Guarantor's obligations thereunder notwithstanding the joinder of Additional Borrower as a borrower under the Note, the Loan Agreement and other the Loan Documents. Guarantor consents to the joinder of Additional Borrower as contemplated under this Agreement. The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above. ADDITIONAL BORROWER: __________________________________ a _____________________________ By: Print Name:_________________________ Title:_______________________________ EXHIBIT F 6785977 v5 (78055.00038.000)

ACKNOWLEDGED AND AGREED: ORIGINAL BORROWERS: HARTMAN VREIT XXI OPERATING PARTNERSHIP L.P., a Texas limited partnership By: Hartman vREIT XXI, Inc., a Maryland Corporation its General Partner By: ________________________________ Print Name:______________________ Title:___________________________ HARTMAN SPECTRUM, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager By: Print Name:______________________ Title:___________________________ HARTMAN 11211, LLC, a Texas limited liability company By: Hartman Income REIT Management, Inc., a Texas corporation, its Manager By: Print Name:______________________ Title:___________________________ EXHIBIT F 6785977 v5 (78055.00038.000)

NEW BORROWER: [NAME] By: Print Name:______________________ Title:___________________________ GUARANTOR: HARTMAN vREIT XXI, a Maryland corporation By: Print Name:______________________ Title: _________________________ EXHIBIT F 6785977 v5 (78055.00038.000)

LENDER: EAST WEST BANK By: Name: Title: EXHIBIT F 6502991 V5 (78055.00038.000))